EXHIBIT 10(U)(VIII)

EXECUTION VERSION

SECOND AMENDMENT AND WAIVER, dated as of January 27, 2014 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of April 18, 2013 (as heretofore amended and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Fifth & Pacific Companies, Inc. (the “Company”), Kate Spade UK Limited and Kate Spade Canada Inc. (collectively, the “Borrowers”), the other Loan Parties from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A., as Syndication Agent, and Wells Fargo Capital Finance, LLC and SunTrust Bank, as Documentation Agents.

W I T N E S S E T H :

WHEREAS, (i) the Borrowers, the other Loan Parties, the Lenders, the Syndication Agent, the Documentation Agents, the Administrative Agent, the European Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement, (ii) Fifth & Pacific Companies, Inc., certain Subsidiaries thereof (including Lucky Brand Dungarees, Inc. (“Lucky”) and Lucky Brand Dungarees Stores, Inc. (“Lucky Stores”)), and JPMorgan Chase Bank, N.A., in its capacity as the Administrative Agent and the US Collateral Agent are parties to the Amended and Restated US Pledge and Security Agreement dated as of April 18, 2013 (as heretofore amended and as may be further amended, supplemented or otherwise modified from time to time, the “US Security Agreement”) and (iii) Lucky Brand Dungarees Canada Inc. (“Lucky Canada”) and JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as the Canadian Administrative Agent and Canadian Collateral Agent are parties to the Canadian Security Agreement;

WHEREAS, the Company has entered into that certain Stock Purchase Agreement dated as of December 10, 2013 (the “Purchase Agreement”), by and among the Company and LBD Acquisition Company, LLC, a Delaware limited liability company (the “Buyer”), pursuant to which (i) Lucky will contribute to a newly formed, wholly-owned Domestic Subsidiary of Lucky (“Lucky Newco”) not more than $19,000,000 of the Inventory of Lucky (the “Lucky Contribution”), and (ii) at the Closing Date (as defined in the Purchase Agreement), the Buyer will purchase from the Company 100% of the issued and outstanding capital stock of Lucky (the “Company Shares”);

WHEREAS, in connection with the foregoing, the Borrowers have requested that the Lenders (i) waive compliance with Section 5.13 of the Credit Agreement with respect to Lucky Newco as set forth herein, (ii) waive compliance with respect to Sections 6.04 and 6.05 with respect to the Lucky Contribution as set forth herein and (iii) permit the sale transaction contemplated by the Purchase Agreement;

WHEREAS, in connection with the foregoing, the Lenders are willing to grant the waivers and amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.              Defined Terms.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.              Amendments.  Effective as of the Amendment Effective Date (as defined below):

(a)                         Section 1.01 of the Credit Agreement is hereby amended to add the following definition:

“Lucky Purchase Agreement” means that certain Stock Purchase Agreement dated as of December 10, 2013, by and among the Company and LBD Acquisition Company, LLC, as such agreement may be amended, supplemented or otherwise modified in a manner that is not adverse to the interests of the Lenders.

(b) Section 6.05 of the Credit Agreement is hereby amended to insert the following clause (v) in the appropriate alphabetical order: “(v) the sale of 100% of the issued and outstanding capital stock in Lucky Brand Dungarees, Inc. pursuant to the Lucky Purchase Agreement;”

(c)          The final paragraph of Section 6.05 of the Credit Agreement is hereby amended by (i) deleting “and (u)” and replacing it with “, (u) and (v)” and (ii) deleting “clause m” in the parenthetical clause in such paragraph and replacing it with “clauses (m) and (v)”.

3.              Waiver.  Effective  as of the Waiver Effective Date (as defined below), the Lenders hereby waive compliance with:

(a) Section 5.13 of the Credit Agreement solely with respect to Lucky Newco becoming a Loan Party and the execution and delivery of the documents and agreements described in Section 5.13 of the Credit Agreement in connection therewith, provided that, in the event that the sale transaction contemplated by the Purchase Agreement shall not have been consummated (i) within two (2) Business Days of the Lucky Contribution and (ii) prior to February 28, 2014, the waiver provided in this clause (a) shall be null and void and of no further effect and the Loan Parties shall cause Lucky Newco to comply with Section 5.13 of the Credit Agreement within five (5) Business Days thereafter; and

(b) Sections 6.04 and 6.05 of the Credit Agreement solely to allow the Lucky Contribution, and the Lenders hereby authorize the US Collateral Agent to release any Liens granted to the US Collateral Agent by the Loan Parties on the Inventory of Lucky that is subject to the Lucky Contribution upon the consummation of the Lucky Contribution.

4.              Representations and Warranties.  The Borrowers hereby represent that as of each of the Waiver Effective Date and the Amendment Effective Date  each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein on such date.

5.              Effectiveness of Amendment.  The amendments provided in Section 2 above (the “Amendments”) shall become effective on and as of the date (such date the “Amendment Effective Date”) of satisfaction of the following conditions:

(a)         execution and delivery of this Amendment by the Borrowers, the Administrative Agent, the US Collateral Agent, the European Administrative Agent, the European Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Required Lenders;

(b)         substantially simultaneously with the Amendment Effective Date, consummation of the sale of the Company Shares to the Buyer and/or any of its Affiliates pursuant to the Purchase Agreement;

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(c)          both immediately before and after giving effect to the Amendments and the sale of the Company Shares, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date;

(d)         both immediately before and after giving effect to the Amendments and the sale of the Company Shares, each of the representations and warranties made by any Loan Party in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(e)          receipt by the Administrative Agent of all reasonable and documented out-of-pocket costs and expenses for which invoices have been presented (including the reasonable and documented fees and expenses of one firm of external legal counsel in each relevant jurisdiction).

6.              Effectiveness of Waiver.  The waivers provided in Section 3 above (the “Waivers”) shall become effective on and as of the date (such date the “Waiver Effective Date”) of satisfaction of the following conditions:

(a)         execution and delivery of this Amendment by the Borrowers, the Administrative Agent, the US Collateral Agent, the European Administrative Agent, the European Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Required Lenders;

(b)         both immediately before and after giving effect to the Waivers, no Default or Event of Default shall have occurred and be continuing on the Waiver Effective Date;

(c)          both immediately before and after giving effect to the Waivers, each of the representations and warranties made by any Loan Party in the Loan Documents shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(d)         receipt by the Administrative Agent of all reasonable and documented out-of-pocket costs and expenses for which invoices have been presented (including the reasonable and documented fees and expenses of one firm of external legal counsel in each relevant jurisdiction).

7.              Post-Closing Covenant.  Within five (5) Business Days of the Amendment Effective Date, the Company shall furnish to the Administrative Agent (i) an Aggregate Borrowing Base Certificate, (ii) a US Borrowing Base Certificate, (iii) a Canadian Borrowing Base Certificate and (iv) a UK Borrowing Base Certificate.

8.              Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

9.              Effect.  Except as expressly amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended, unmodified and not waived and shall continue to be in full force and effect.  The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.  This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document

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not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or any Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  On and after each of the Waiver Effective Date and the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by the Waivers, and/or as amended by the Amendments, as applicable.

10.       Consent of Guarantors.  Each of the Loan Guarantors hereby consents to this Amendment, and to the amendments, waivers and modifications to the Credit Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement, any Loan Guaranty, any Collateral Document and the Notes Intercreditor Agreement, as applicable, and its liability for the Obligations or Secured Obligations, as applicable, pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim

11.       Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

12.       Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.       Integration.  This Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the US Collateral Agent, the European Administrative Agent, the European Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

14.       GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS

FIFTH & PACIFIC COMPANIES, INC.

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Senior Vice President, General Counsel and Corporate Secretary

KATE SPADE CANADA INC.

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

KATE SPADE UK LIMITED

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT

LOAN GUARANTORS:

ADELINGTON DESIGN GROUP, LLC
FIFTH & PACIFIC COMPANIES COSMETICS, INC.
FIFTH & PACIFIC COMPANIES FOREIGN HOLDINGS, INC.
FIFTH & PACIFIC COMPANIES PUERTO RICO, INC.
FNP HOLDINGS, LLC
JUICY COUTURE, INC.
KATE SPADE LLC
L.C. LICENSING, LLC
LCCI HOLDINGS LLC
LCI HOLDINGS, INC.
LCI INVESTMENTS, INC.
LUCKY BRAND DUNGAREES, INC.
LUCKY BRAND DUNGAREES STORES, INC.
LUCKY PR, LLC
WCFL HOLDINGS LLC

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT

JUICY COUTURE EUROPE LIMITED

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT

FIFTH & PACIFIC COMPANIES CANADA INC.

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

JUICY COUTURE CANADA INC.

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

LUCKY BRAND DUNGAREES CANADA INC.

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

WESTCOAST CONTEMPO FASHIONS LIMITED

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT

Signed and delivered as a deed for and on behalf of
JUICY COUTURE IRELAND LIMITED

By	/s/ Christopher T. DiNardo
Name:	Christopher T. DiNardo
Title:	Director

in the presence of:

/s/ Marybell Flores
(Witness’ Signature)

1441 Broadway, 4th Floor, NY, NY 10018
(Witness’ Address)

Corporate Paralegal
(Witness’ Occupation)

SIGNATURE PAGE TO THE SECOND AMENDMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and Lender

By	/s/ Dan Bueno
Name:	Dan Bueno
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent

By	/s/ Tim Jacob
Name:	Tim Jacob
Title:	Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent

By	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

SIGNATURE PAGE TO THE SECOND AMENDMENT

BANK OF AMERICA, N.A., as Lender

By	/s/ Christine Hutchinson
Name:	Christine Hutchinson
Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT

BANK OF AMERICA, N.A. (CANADA BRANCH), as Lender

By	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT

SunTrust Bank, as Lender

By	/s/ Angela Leake
Name:	Angela Leake
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT

WELLS FARGO BANK, N.A., as Lender

By	/s/ Lauren Murphy
Name:	Lauren Murphy
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as Canadian Lender

By	/s/ Domenic Cosentino
Name:	Domenic Consentino
Title:	Duly Authorized Signer

SIGNATURE PAGE TO THE SECOND AMENDMENT